UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

US NUCLEAR CORP
(Exact name of registrant as specified in its charter)

Delaware	000-54617	45-4535739
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7051 Eton Avenue Canoga Park, CA	91303
(address of principal executive offices)	(zip code)

(818) 883-7043
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

On October 29, 2025, US Nuclear Corp (the “Company”), through action of the Board of Directors of the Company, dismissed Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm, effective as of October 29, 2025.

The reports of Fruci & Associates II, PLLC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the date of dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the date of dismissal, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Fruci with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that Fruci furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company. A copy of Fruci’s letter will be filed as Exhibit 16 to an amended Current Report on Form 8-K/A when received.

(2) New Independent Accountants:

On October 29, 2025, the Company, through action of the Board of Directors, engaged Simon & Edward, LLP (“SE”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2025. This appointment is effective as of October 29, 2025. During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim periods prior to engagement, the Company did not consult with SE regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that SE concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

d. Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

US Nuclear Corp

Dated: November 4, 2025	/s/ Robert Goldstein
Robert Goldstein Chief Executive Officer

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